EXHIBIT 10.16

                                VOTING AGREEMENT

               THIS VOTING AGREEMENT (this "AGREEMENT") is made as of November 18, 1996 among LifeCell Corporation, a Delaware corporation (the "COMPANY"), the Investors (as defined below) and Allstate Insurance Company ("ALLSTATE," and together with the Investors, the "STOCKHOLDERS").

               Vector Later-Stage Equity Fund, L.P., CIBC Wood Gundy Ventures, Inc., and the other Persons identified as "Investors" on ANNEX A attached hereto other than Allstate (collectively, the "INVESTORS") and the Company are entering into a Securities Purchase Agreement simultaneously with the execution of this Agreement (the "PURCHASE AGREEMENT"), pursuant to which the Investors are purchasing shares of the Company's Series B Preferred Stock, par value $.001 per share ("SERIES B PREFERRED"), and warrants to purchase shares of the Company's common stock, par value $.001 per share (each, a "WARRANT"). Immediately after the consummation of the transactions contemplated in the Purchase Agreement, Allstate owns approximately 21% of the voting stock of the Company. Under the Certificate of Designation (as defined in the Purchase Agreement), the Investors have the right to designate three representatives (the "INVESTOR REPRESENTATIVES") to the Company's board of directors (the "BOARD"), and, in connection with the issuance and sale of the Securities to the Investors, the Company and the Stockholders have agreed as to the composition of the entirety of the Board. The Investors desire to enter into this Agreement for the purpose of determining the Investor Directors and the Additional Outside Directors (as defined below), the Company desires to enter into this Agreement for the purpose of determining the Company Directors (as defined below), the Initial Outside Director (as defined below) and the Additional Outside Directors, Allstate desires to enter into this Agreement for the purpose of determining the composition of the Board upon consummation of the issuance of the Series B Preferred Stock to the Investors, and execution and delivery of this Agreement is a condition to consummation of the transaction contemplated in the Purchase Agreement.

               The Company and the Stockholders hereby agree as follows:

        1.     CERTAIN DEFINITIONS.

               Capitalized terms used but not defined herein shall have the meanings assigned such terms in the Purchase Agreement.

               "STOCKHOLDER SHARES" means, as of any particular time, (i) any Common Stock purchased or otherwise acquired by any Stockholder, (ii) any Common Stock issued or issuable directly or indirectly upon conversion of Preferred Stock or upon exercise of Warrants, in each case, owned by a Stockholder, (iii) any capital stock or other equity securities issued or issuable directly or indirectly with respect to Common Stock referred to in clause (i) or clause (ii) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, any Person who holds

Preferred Stock or Warrants shall be deemed to be a Stockholder and the holder of Stockholder Shares issued or issuable upon conversion of such Preferred Stock or exercise of such Warrants (as the case may be) in connection with the transfer thereof or otherwise and regardless of any restriction or limitation on the conversion or exercise thereof.

        2.     BOARD OF DIRECTORS.

               (a) From and after the date of this Agreement, each holder of Stockholder Shares shall vote all of its Stockholder Shares and shall take all other necessary or desirable actions within its control (whether in its capacity as a stockholder or as an officer or director of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for the purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary and desirable actions within its control (including, without limitation, calling special Board and stockholder meetings), so that:

               (i) the maximum authorized number of directors on the Board shall be established initially at nine directors and shall be reduced in accordance with clauses (viii) and (ix) of this Section 2;

               (ii)    the following individuals shall be elected to the Board:

                             (A) three representatives (the "INVESTOR
                      DIRECTORS") designated by holders of a majority of the Underlying Common Stock (the "MAJORITY INVESTORS"), which Investor Directors shall include one representative designated by Vector (the "VECTOR REPRESENTATIVE"), which Vector Representative shall initially be K. Flynn McDonald, one representative designated by CIBC-WG (the "CIBC-WG REPRESENTATIVE"), which CIBC- WG Representative shall initially be Lori G. Koffman, and one representative (the "MAJORITY INVESTORS REPRESENTATIVE") selected by the Majority Investors;

                             (B) the Chief Executive Officer (who shall
                      initially be Paul M. Frison) and Stephen A. Livesey (each, a "COMPANY DIRECTOR") and Michael Cahr (the "INITIAL OUTSIDE DIRECTOR");

                             (C) two representatives jointly designated by the
                      Investor Directors, and the Company Directors (which designations shall take into account recommendations of a top tier executive search firm jointly selected by the Investor Directors and the Company Directors) (the "ADDITIONAL OUTSIDE DIRECTORS"), which Additional Outside Directors are neither members of the Company's management nor an employee or an officer of the Company; and

                             (D) one representative (the "MEDTRONIC DIRECTOR")
                      designated by Medtronic, Inc., a Minnesota corporation ("MEDTRONIC");

               (iii) the removal from the Board (with or without cause) of any Vector Representative, any CIBC-WG Representative or any Majority Investors Representative shall be at the written request of Vector, CIBC-WG or the Majority Investors, respectively, but only upon such written request and under no other circumstances;

               (iv) the removal from the Board (with or without cause) of any Company Director or the Initial Outside Director shall be at the written request of the majority of the other directors then in office, but only upon such written request and under no other circumstances;

               (v) the removal from the Board (with or without cause) of the Medtronic Director shall be only in accordance with and as contemplated by
Section 6.3 of the Investment Agreement dated May 3, 1994 between the Company and Medtronic (the "MEDTRONIC INVESTMENT AGREEMENT"); provided that the Company shall not agree to any amendment to such Section 6.3 without the prior consent of the Majority Investors;

               (vi) in the event that any Investor Director or any Additional Outside Director designated hereunder for any reason ceases to serve as a member of the Board during his or her term of office, the resulting vacancy on the Board shall be filled in the manner set forth above in clause (ii) of this
Section 2 by a representative designated by the same group that designated the member that will no longer serve on the Board; provided that if such group fails to designate a representative to fill such vacancy, the election of an individual to fill such vacancy shall be accomplished in accordance with the Company's bylaws and applicable law; provided, further, that the Stockholders shall thereafter vote to remove such individual if the group which failed to designate a representative to fill such vacancy pursuant to this Section 2 so directs;

               (vii) in the event that the Initial Outside Director for any reason ceases to serve as a member of the Board during his term of office, the resulting vacancy shall be filled by the vote of a majority of the other directors then in office;

               (viii) in the event that any Company Director (other than the Chief Executive Officer) for any reason ceases to serve as a member of the Board during his term of office, the resulting vacancy shall not be filled and the number of authorized directors on the Board shall be reduced by the number of such directors who have ceased to serve on the Board; and

               (ix) at such time when Medtronic no longer has the right to appoint a director pursuant to Section 6.3 of the Medtronic Investors Agreement, the number of authorized directors on the Board shall be reduced by one and the resulting directorship shall not be filled.

               (b) The Company shall pay all out-of-pocket travel and other expenses incurred by each director in connection with attending the meetings of the Board or any committee thereof. So long as any Investor Director serves on the Board and for 3 years thereafter, the Company shall maintain directors and officers indemnity insurance coverage satisfactory to the Majority Investors, and the Company's certificate of incorporation and bylaws shall provide for indemnification and exculpation of directors to the fullest extent permitted under applicable law.

        3. REPRESENTATIONS AND WARRANTIES. Each Stockholder represents and warrants that (i) such Stockholder is the record owner of the number and type of shares of the Company's capital stock indicated opposite its name on ANNEX A hereto, (ii) this Agreement has been duly authorized, executed and delivered by such Stockholder and constitutes the valid and binding obligation of such Stockholder, enforceable in accordance with its terms, and (iii) such Stockholder has not granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement.

        4. STOCKHOLDER COVENANT. No holder of Stockholder Shares shall grant any proxy or become party to any voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement.

        5. TERMINATION. This Agreement shall terminate at the later of (i) such time when all of the shares of Series B Preferred have been converted and (ii) such time when the Company no longer has any obligation to deliver financial and other information to certain Investors pursuant to Section 6.8 of the Purchase Agreement; provided that, notwithstanding the foregoing, Allstate's obligations under this Agreement shall terminate on the second anniversary of this Agreement.

        6. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agree ment.

        7. REMEDIES. Each Stockholder shall be entitled to enforce its rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. Each Stockholder hereby acknowledges that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that each Stockholder may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

        8. NOTICES. Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, or mailed first class mail (postage prepaid) or sent by reputable overnight courier service (charges prepaid) to the Stockholder at the address indicated on the schedules hereto or at such address or to the attention of such other person (including any subsequent holder of Stockholder Shares) as the recipient party has specified by prior written notice to the sending party. Notices shall be deemed to have been given hereunder when delivered personally, three days after deposit in the U.S. mail and one day after deposit with a reputable overnight courier service.

        9. AMENDMENT AND WAIVER. This Agreement may be amended, modified and supplemented, and compliance with any term, covenant, agreement or condition contained herein may be waived either generally or in particular instances, and either retroactively or prospectively, only by a written instrument executed by
(a) the Company and (b) the Majority Investors. No course of dealing between or among any persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement.

        10. GOVERNING LAW. THE CORPORATE LAW OF THE STATE OF DELAWARE SHALL GOVERN ALL ISSUES AND QUESTIONS CONCERNING THE RIGHTS OF THE COMPANY AND THE RIGHTS OF THE STOCKHOLDERS RELATIVE TO THE COMPANY. ALL OTHER ISSUES AND QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, INTERPRETATION AND ENFORCEABILITY OF THIS AGREEMENT AND THE EXHIBITS AND SCHEDULES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

        11. DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                                    *      *      *      *

               IN WITNESS WHEREOF, the Company and the Stockholders have executed this Agreement on the day and year first above written.

                              LIFECELL CORPORATION

                                 By PAUL M. FRISON
                                 Paul M. Frison
                                 President and Chief Executive Officer


                                 VECTOR LATER-STAGE EQUITY FUND, L.P.

                                 By Vector Fund Management,
                                 L.P., its General Partner

                                 By Unreadable Signature
                                 Name:__________________
                                 Title:President

                         CIBC WOOD GUNDY VENTURES, INC.

                                 By/s/LORI KOFFMAN
                                 Name:Lori Koffman
                                 Title:Managing Director

                           ALLSTATE INSURANCE COMPANY


                                    ByUnreadable Signature

                                    By________________________

                                    Its Authorized Signatories

                                                              [VOTING AGREEMENT]


        SIGNATURE PAGE TO VOTING AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


        The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



        Dated this 1st day of November, 1996.



                                  /S/  DON E. ROOSE, JR.
                                        (Signature)

                                  Name:Don E. Roose, Jr.
                                       Vice President and Controller

                                                              [VOTING AGREEMENT]


        SIGNATURE PAGE TO VOTING AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


        The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



        Dated this 6th day of November, 1996.



                               /S/ STEPHEN LIVESEY
                                   (Signature)

                               Name:Stephen Livesey

                                                              [VOTING AGREEMENT]


        SIGNATURE PAGE TO VOTING AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


        The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



        Dated this 4th day of November, 1996.



                                  /S/   CHRISTOPHER C. KRAFT JR.
                                             (Signature)

                                  Name: Christopher C. Kraft Jr.

                                                              [VOTING AGREEMENT]


        SIGNATURE PAGE TO VOTING AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


        The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



        Dated this 4th day of November, 1996.



                                  /S/   P. WILLIAM CURRERI, M.D.
                                             (Signature)

                                  Name: P. William Curreri

                                                              [VOTING AGREEMENT]


        SIGNATURE PAGE TO VOTING AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


        The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



        Dated this 1st day of November, 1996.



                                  /S/   DAVID SAKS
                                       (Signature)

                                  Name: David Saks

                                                              [VOTING AGREEMENT]


        SIGNATURE PAGE TO VOTING AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


        The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



        Dated this 1st day of November, 1996.



                                  /S/ JOHN S. BAI
                                     (Signature)

                                  Name: John S. Bai

                                                              [VOTING AGREEMENT]


        SIGNATURE PAGE TO VOTING AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


        The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



        Dated this 1st day of November, 1996.



                                  /S/   ROBERT WEINSTEIN
                                          (Signature)

                                  Name: Robert Weinstein

                                                              [VOTING AGREEMENT]


        SIGNATURE PAGE TO VOTING AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


        The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



        Dated this 1st day of November, 1996.



                                  /S/   JAMES C. GALE   JUDITH S. HASELTON
                                                (Signature)

                                  Name: James C. Gale & Judith S. Haselton

                                                              [VOTING AGREEMENT]


        SIGNATURE PAGE TO VOTING AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


        The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



        Dated this 1st day of November, 1996.



                                  /S/   JAMES C. GALE, TRUSTEE
                                            (Signature)

                                  Name: James C. Gale, Trustee F/B/O
                                        Ariana J. Gale

                                                              [VOTING AGREEMENT]


        SIGNATURE PAGE TO VOTING AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


        The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



        Dated this ____ day of November, 1996.



                                  /S/ JOHN CIRRITO
                                     (Signature)

                                  Name:John Cirrito

                                                              [VOTING AGREEMENT]

        SIGNATURE PAGE TO VOTING AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


        The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



        Dated this 1st day of November, 1996.



                                  /S/   B. MICHAEL PISANI
                                          (Signature)

                                  Name: B. Michael Pisani

                                                              [VOTING AGREEMENT]


        SIGNATURE PAGE TO VOTING AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


        The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



        Dated this ____ day of November, 1996.



                                  /S/  JOHN LATSHAW
                                       (Signature)

                                  Name:John Latshaw

                                                              [VOTING AGREEMENT]


        SIGNATURE PAGE TO VOTING AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


        The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



        Dated this 1st day of November, 1996.



                                  /S/   EVAN KLEINBERG
                                         (Signature)

                                  Name: Evan Kleinberg

                                                              [VOTING AGREEMENT]


        SIGNATURE PAGE TO VOTING AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


        The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



        Dated this 1st day of November, 1996.



                                   /S/  DOUGLAS KLEINBERG
                                           (Signature)

                                   Name:Douglas Kleinberg

                                                              [VOTING AGREEMENT]


        SIGNATURE PAGE TO VOTING AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


        The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



        Dated this 1st day of November, 1996.



                                  /S/  DANIEL KLEINBERG   ELAINE KLEINBERG
                                                (Signature)

                                  Name:Daniel & Elaine Kleinberg

                                                              [VOTING AGREEMENT]


        SIGNATURE PAGE TO VOTING AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


        The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



        Dated this 1st day of November, 1996.



                                  /S/   ALLEN L. BOORSTEIN
                                          (Signature)

                                  Name: Allen L. Boorstein
                                        General Partner
                                        Chinook Equities

                                                              [VOTING AGREEMENT]


        SIGNATURE PAGE TO VOTING AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


        The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



        Dated this ____ day of November, 1996.



                                   /S/  BARRY RICHTER
                                         (Signature)

                                   Name:Barry Richter

                                                              [VOTING AGREEMENT]


        SIGNATURE PAGE TO VOTING AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


        The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



        Dated this 1st day of November, 1996.



                                  /S/  STEPHEN G. WEISS
                                        (Signature)

                                  Name:Stephen G. Weiss

                                                              [VOTING AGREEMENT]


        SIGNATURE PAGE TO VOTING AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


        The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



        Dated this 1st day of November, 1996.



                                            /S/ JOSEPH BATTIPAGLIA
                                                   (Signature)

                                            Name:Joseph Battipaglia

                                                              [VOTING AGREEMENT]


        SIGNATURE PAGE TO VOTING AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


        The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



        Dated this 1st day of November, 1996.



                                  /S/  WILLIAM J. STRAZZULLO
                                           (Signature)

                                  Name:William J. Strazzullo

                                                              [VOTING AGREEMENT]


        SIGNATURE PAGE TO VOTING AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


        The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



        Dated this 1st day of November, 1996.



                                            /S/ ROBERT SABLOWSKY
                                                  (Signature)

                                            Name:Robert Sablowsky

                                                              [VOTING AGREEMENT]


        SIGNATURE PAGE TO VOTING AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


        The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



        Dated this ____ day of November, 1996.



                                  /S/  JOHN D. GOLDBERG
                                         (Signature)

                                  Name:John D. Goldberg

                                                              [VOTING AGREEMENT]


        SIGNATURE PAGE TO VOTING AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


        The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



        Dated this 1st day of November, 1996.



                                  /S/ JOSEPH A. RUSSO
                                        (Signature)

                                  Name:Joseph A. Russo

                                                              [VOTING AGREEMENT]


        SIGNATURE PAGE TO VOTING AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


        The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



        Dated this 31st day of October, 1996.



                                  /S/   MICHAEL GIRONTA
                                                (Signature)

                                  Name: Michael Gironta

                                                              [VOTING AGREEMENT]


        SIGNATURE PAGE TO VOTING AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


        The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



        Dated this 1st day of November, 1996.



                                  /S/   DONNA GREENBERG  CHARLES L. GREENBERG
                                                   (Signature)

                                  Name: Donna Greenberg   Charles L. Greenberg

                                                              [VOTING AGREEMENT]


        SIGNATURE PAGE TO VOTING AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


        The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



        Dated this 1st day of November, 1996.



                                  /S/  RICHARD L. SERRANO
                                          (Signature)

                                  Name:Richard L. Serrano

                                                              [VOTING AGREEMENT]


        SIGNATURE PAGE TO VOTING AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


        The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



        Dated this 1st day of November, 1996.



                                  /S/  DAVID HARRIS     MARY JANE HARRIS
                                                (Signature)

                                  Name:David Harris    Mary Jane Harris

                                                              [VOTING AGREEMENT]


        SIGNATURE PAGE TO VOTING AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


        The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



        Dated this 1st day of November, 1996.



                                  /S/  PAUL B. ANKIN      LOIS F. ANKIN
                                                (Signature)

                                  Name:Paul B. Ankin & Lois F. Ankin

                                                              [VOTING AGREEMENT]


        SIGNATURE PAGE TO VOTING AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


        The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



        Dated this 1st day of November, 1996.



                                  /S/   JEROME SCHACHTER
                                         (Signature)

                                  Name: Jerome Schachter

                                                              [VOTING AGREEMENT]


        SIGNATURE PAGE TO VOTING AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


        The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



        Dated this 1st day of November, 1996.



                                  /S/   JEROME SCHACHTER
                                          (Signature)

                                  Name: Jerome Schachter

                                                              [VOTING AGREEMENT]


        SIGNATURE PAGE TO VOTING AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


        The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



        Dated this 1st day of November, 1996.



                                  /S/   LISA B. TUCKERMAN
                                                (Signature)

                                  Name: Lisa B. Tuckerman
                                        Managing Director of the General Partner
                                        S.B.S.F. Biotechnology Partners, L.P.

                                                              [VOTING AGREEMENT]


        SIGNATURE PAGE TO VOTING AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


        The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



        Dated this 1st day of November, 1996.



                                  /S/   MICHAEL J. KOBLITZ
                                          (Signature)

                                  Name: Michael J. Koblitz Trustee

                                                              [VOTING AGREEMENT]


        SIGNATURE PAGE TO VOTING AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


        The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



        Dated this 4th day of November, 1996.



                                  /S/   SHELDON DROBNY
                                         (Signature)

                                  Name: Sheldon Drobny

                                                              [VOTING AGREEMENT]


        SIGNATURE PAGE TO VOTING AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


        The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



        Dated this 5th day of November, 1996.



                                  /S/   PERRY H. BACON
                                         (Signature)

                                  Name: Perry H. Bacon

                                                              [VOTING AGREEMENT]


        SIGNATURE PAGE TO VOTING AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


        The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



        Dated this 4th day of November, 1996.



                                  /S/   JAMES J. PELTS
                                         (Signature)

                                  Name: James J. Pelts

                                                              [VOTING AGREEMENT]


        SIGNATURE PAGE TO VOTING AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


        The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



        Dated this 4th day of November, 1996.



                                  /S/   ROBERT WEINSTEIN
                                          (Signature)

                                  Name: Robert Weinstein

                                                              [VOTING AGREEMENT]


        SIGNATURE PAGE TO VOTING AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


        The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



        Dated this ____ day of November, 1996.



                                  /S/   THOMAS J. TOY
                                        (Signature)

                                  Name: Technology Funding Medical
                                        Partners, L.L.P.

                                                              [VOTING AGREEMENT]


        SIGNATURE PAGE TO VOTING AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


        The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



        Dated this ____ day of November, 1996.



                                  /S/   RONALD KOENIG
                                         (Signature)

                                  Name: Ronald Koenig

                                                              [VOTING AGREEMENT]


        SIGNATURE PAGE TO VOTING AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


        The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



        Dated this 1st day of November, 1996.



                                  /S/   ROBERT M. ADAMS
                                          (Signature)

                                  Name: Robert M. Adams

                                                              [VOTING AGREEMENT]


        SIGNATURE PAGE TO VOTING AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


        The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



        Dated this 4th day of November, 1996.



                                  /S/   F.A. KERBS
                                       (Signature)

                                  Name: F.A. Kerbs

                                                              [VOTING AGREEMENT]


        SIGNATURE PAGE TO VOTING AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


        The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



        Dated this 1st day of November, 1996.



                                  /S/   BERNARD B. SALZMAN
                                           (Signature)

                                  Name: Bernard B. Salzman IRA,
                                        Gruntal & Co., Inc., Custodian

                                                              [VOTING AGREEMENT]


        SIGNATURE PAGE TO VOTING AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


        The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



        Dated this 4th day of November, 1996.



                                  /S/   MICHAEL H. RICHMOND
                                           (Signature)

                                  Name: Michael H. Richmond

                                                              [VOTING AGREEMENT]


        SIGNATURE PAGE TO VOTING AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


        The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



        Dated this 2nd day of November, 1996.



                                  /S/   MICHAEL E. CAHR
                                          Signature)

                                  Name: Michael E. Cahr

                                                              [VOTING AGREEMENT]


        SIGNATURE PAGE TO VOTING AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


        The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



        Dated this 11th day of November, 1996.



                                  /S/   DON A. SANDERS
                                          (Signature)

                                  Name: Don A. Sanders

                                                              [VOTING AGREEMENT]


        SIGNATURE PAGE TO VOTING AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


        The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



        Dated this 4th day of November, 1996.



                                  /S/   JEFFREY KEELER
                                         (Signature)

                                  Name: Jeffrey R. Keeler

                                                              [VOTING AGREEMENT]


        SIGNATURE PAGE TO VOTING AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


        The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



        Dated this 4th day of November, 1996.



                                  /S/   JONATHAN GREENWALD - GENERAL PARTNER
                                                (Signature)

                                  Name: Jonathan Greenwald - General
Partner

                                                              [VOTING AGREEMENT]


        SIGNATURE PAGE TO VOTING AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


        The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



        Dated this 4th day of November, 1996.



                                  /S/   MARK RICE
                                       (Signature)

                                  Name: Mark Rice - Namax Corp -
President

                                                              [VOTING AGREEMENT]


        SIGNATURE PAGE TO VOTING AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


        The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



        Dated this 1st day of November, 1996.



                                  /S/   LISA B. TUCKERMAN
                                                (Signature)

                                  Name: Lisa B. Tuckerman
                                        Managing Director of the General Partner
                                        S.B.S.C. Biotechnology Fund, L.P.

                                                              [VOTING AGREEMENT]


        SIGNATURE PAGE TO VOTING AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


        The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



        Dated this 6th day of November, 1996.



                                  /S/   FREDERIC GREENBERG
                                                (Signature)

                                  Name: Frederic Greenberg

                                                              [VOTING AGREEMENT]


        SIGNATURE PAGE TO VOTING AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


        The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



        Dated this 6th day of November, 1996.



                                  /S/   MICHAEL J. KOBLITZ
                                          (Signature)

                                  Name: Michael J. Koblitz

                             STOCKHOLDERS -- ANNEX A

                                                                  Stockholder

Name and Address                                                     Shares
-----------------------------------------------     ------------------------------------
CIBC Wood Gundy Ventures, Inc.                       44,800 shares of Series B Preferred
425 Lexington Avenue
New York, NY  10017
The Woodlands Venture Capital Company                2,500 shares of Series B Preferred
2201 Timberloch Place                                482,068 shares of Common Stock
The Woodlands, TX  77380                             15,000 shares of Series A Preferred
P. William Curreri, M.D.                             400 shares of Series B Preferred
217 Berwyn Drive, W. #222                            8,238 shares of Common Stock
Mobile, AL  36608                                    1,250 shares of Series A Preferred
Christopher C. Kraft, Jr.                            250 shares of Series B Preferred
Smith Barney Inc. KEO P/S Custodian                  1,738 shares of Common Stock
Acct: 721-66059-10-022                               1,250 shares of Series A Preferred
14919 Village Elm Street
Houston, TX  77062
Michael H. Richmond                                  400 shares of Series B Preferred
20 E. Wedgewood Glen
The Woodlands, TX  77381
Stephen Livesey                                      250 shares of Series B Preferred
3606 Research Forest Drive                           100,529 shares of Common Stock
The Woodlands, TX  77381
Michael E. Cahr                                      500 shares of Series B Preferred
1051 Saxony Drive
Highland Park, IL  60035
Technology Funding Medical Partners I, L.P.          2,500 shares of Series B Preferred
2000 Alameda de las Pulgas
San Mateo, CA  94403
Vector Later-Stage Equity Fund, L.P.                 40,000 shares of Series B Preferred
1751 Lake Cook road, Suite 350
Deerfield, IL  60015
William J. McCluskey                                 186 shares of Series B Preferred
25 Wisconsin Street
Long Beach, NY  11561
David Saks                                           500 shares of Series B Preferred
2 Knollcliff Road
Woodcliff Lake, NJ  07675

                                                                  Stockholder
Name and Address                                                     Shares
-----------------------------------------------     -------------------------------------
Joseph Battipaglia                                   150 shares of Series B Preferred
77 Water Street (10th Floor)
New York, NY  10005
S.B.S.F. Biotechnology Partners, L.P.                1,000 shares of Series B Preferred
c/o Lisa Tuckerman
Spears Benzak Salomon & Farrell
45 Rockefeller Plaza -- 33rd Floor
New York, NY  10111
S.B.S.F. Biotechnology Fund, L.P.                    9,000 shares of Series B Preferred
c/o Lisa Tuckerman
Spears Benzak Salomon & Farrell
45 Rockefeller Plaza -- 33rd Floor
New York, NY  10111
Jerome Schachter                                     500 shares of Series B Preferred
2926 Leanne Court
Northbrook, IL  60062
Paul B. Ankin and Lois F. Ankin, JTWROS              250 shares of Series B Preferred
4233 W. Grove
Skokie, IL  60076
David and Mary Jane Harris, JTWROS                   200 shares of Series B Preferred
174 Pacific Street, Apt. 2A
Brooklyn, NY  11021
Richard L. Serrano                                   50 shares of Series B Preferred
64 Brighton Avenue
Bloomfield, NJ  07003
Charles and Donna Greenberg, JTWROS                  1,500 shares of Series B Preferred
503 Pinehurst Court
Roslyn, NY  11576
Michael Gironta                                      1,000 shares of Series B Preferred
89 Ridgewood Avenue
Glen Ridge NJ  07028
Joseph A. Russo                                      155 shares of Series B Preferred
3 Midwood Avenue
Verona, NJ  07044
John D. Goldberg                                     310 shares of Series B Preferred
2500 East Hallandale Beach Blvd.
Suite 500
Hallandale, FL  33009-4838

                                                                  Stockholder
Name and Address                                                     Shares
-----------------------------------------------     -------------------------------------
Robert Sablowsky                                     465 shares of Series B Preferred
150 East 69th Street, 16A
New York, NY  10021
William J. Strazzullo                                80 shares of Series B Preferred
750 Columbus Avenue, 4C
New York, NY  10025
Stephen G. Weiss                                     330 shares of Series B Preferred
115 Ravin Oaks Lane
Highland Park, IL  60035
Barry Richter                                        250 shares of Series B Preferred
Tideway
Sandspoint, NY  11050
Chinook Equities, Inc.                               500 shares of Series B Preferred
147 East 48th Street
New York, NY  10017
Daniel and Elaine Kleinberg, JTWROS                  267 shares of Series B Preferred
3 Centennial Road
Livingston, NJ  07039
Douglas Kleinberg                                    248 shares of Series B Preferred
200 East 95th Street, Apt. 126
New York, NY  10128
Evan Kleinberg IRA,                                  155 shares of Series B Preferred
Gruntal & Co., Inc., Custodian
Dated July 19, 1996
3 Centennial Road
Livingston, NJ  07039
John Latshaw                                         930 shares of Series B Preferred
5049 Wornall #2 C
Kansas City, MO  64112
B. Michael Pisani                                    775 shares of Series B Preferred
44 Lake Road
Short Hills, NJ  07078
John Cirrito                                         250 shares of Series B Preferred
29 Rambling Drive
Scotch Plains, NJ  07076

                                                                  Stockholder
Name and Address                                                     Shares
-----------------------------------------------     -------------------------------------
James C. Gale, Trustee                               620 shares of Series B Preferred
F/B/O Ariana J. Gale
The James C. Gale Trust, dated November 21,
1986
315 West 106th Street, Apt. 4A
New York, NY  10025
James C. Gale and Judith S. Haselton JTWROS          1,550 shares of Series B Preferred
315 West 106th Street, Apt. 4A
New York, NY  10025
John S. Bai                                          217 shares of Series B Preferred
30 West 61st, 27A
New York, NY  10023
Ronald Koenig                                        310 shares of Series B Preferred
114 No. Village Way
Jupiter, FL  33458
Robert M. Adams                                      1,550 shares of Series B Preferred
P.O. Box 998
Plandome, NY  11030
Edward A. Kerbs                                      310 shares of Series B Preferred
8 South Cherry Lane
Rumson, NJ  07760
Bernard B. Salzman IRA,                              55 shares of Series B Preferred
 Gruntal & Co., Inc., Custodian
Dated May 14, 1982 Acct: 215-67321-1-3-231
20 S. Charles Street
Baltimore, MD  21201
Don A. Sanders                                       620 shares of Series B Preferred
3100 Texas Commerce Tower
Houston, TX  77002
Jeffrey Keeler                                       87 shares of Series B Preferred
577 W. 50th Street
Miami Beach, FL  33140
Harbour Court L.P., II                               250 shares of Series B Preferred
253 W. 73rd St., Apt. 6D
New York, NY  10023
Attention:  Jonathan Greenwald

                                                                  Stockholder
Name and Address                                                     Shares
-----------------------------------------------     -------------------------------------
Namax Corp.                                          2,000 shares of Series B Preferred
666 Dundee Road, Suite 1801
Northbrook, IL  60062
Attention:  Mark Rice, President
Sheldon Drobny                                       500 shares of Series B Preferred
95 Revere Drive, Suite A
Northbrook, IL  60062
Perry H. Bacon                                       620 shares of Series B Preferred
5300 Mission Woods Road
Shawnee Mission, KS  66205
James J. Pelts                                       500 shares of Series B Preferred
29 East Madison Street, Suite 1505
Chicago, IL  60602
Robert Weinstein                                     217 shares of Series B Preferred
155 West 68th Street 24C
New York, NY  10023
The Marcus L. Koblitz Trust,                         25 shares of Series B Preferred
Michael J. Koblitz, Trustee Est. April 14, 1992
12 Downey Drive
Tenafly, NJ  07670
The Lauren J. Koblitz Trust,                         25 shares of Series B Preferred
Michael J. Koblitz, Trustee Est. April 14, 1992
12 Downey Drive
Tenafly, NJ  07670
Pharmaceutical & Medical Technology Fund             3,000 shares of Series B Preferred
300 Park Avenue
New York, NY  10022
Strategic Healthcare Fund                            1,000 shares of Series B Preferred
300 Park Avenue
New York, NY  10022
Michael J. Koblitz                                   50 shares of Series B Preferred
12 Downey Drive
Tenafly, NJ  07670
Allstate Insurance Company
Investment Department
Allstate Plaza South 650                             761,397 shares of Common Stock
Northbrook, IL 60062                                 200,000 shares of Series A Preferred